Investments in Joint Ventures (Detail) - Schedule of financial position of the joint ventures (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Assets
Real Estate properties, at fair value	$ 6,495.4	$ 4,844.3
Other assets	181.5	128.9
Total assets	6,676.9	4,973.2
Liabilities & Equity
Mortgage Notes Payable, at fair value	2,656.0	2,259.1
Other liabilities	82.8	83.6
Total liabilities	2,738.8	2,342.7
Equity	3,938.1	2,630.5
Total liabilities and equity	$ 6,676.9	$ 4,973.2